UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                            January 17, 2007

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

404 Wyman Street, Suite 400
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 487-7600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 17, 2007, the Compensation Committee of the Board of Directors of Mac-Gray Corporation (the “Company”), consisting solely of independent directors (the “Committee”), approved target award amounts for participants in the Company’s Long-Term Incentive Plan (the “Equity Plan”) for the 2007 fiscal year, such plan being previously filed as Exhibit 10.01 to the Company’s Form 8-K filed on March 2, 2006 and incorporated herein by reference.  On February 26, 2007, the Committee approved target bonus awards and the performance goals and the weighting of each that will be used to determine the amount of bonus awards under the Company’s Senior Executive Incentive Plan (the “Cash Plan”) for the 2007 fiscal year, such plan being previously filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and incorporated herein by reference.

Cash Plan Performance Goals and Target Bonuses For Fiscal Year 2007.  On February 26, 2007, the Committee approved Company-wide targets for revenue (20% weighting), earnings before interest, taxes, depreciation and amortization (20% weighting), internal growth in the laundry facilities management business (10% weighting), debt coverage and cash flow ratios (15% weighting) and earnings per share  (5% weighting) as well as individual performance objectives (30% weighting), as the performance goals for use in connection with the Cash Plan for fiscal year 2007.  In addition, the Committee approved 2007 target awards under the Cash Plan equal to: 65% of base salary for Stewart G. MacDonald, Jr., Chairman and Chief Executive Officer; 50% of base salary for Neil F. MacLellan, III, Executive Vice President, Sales; 50% of base salary for Michael J. Shea, Executive Vice President and Chief Financial Officer; and 50% of base salary for Todd O. Burger, Executive Vice President, Operations.

Equity Plan Target Awards For Fiscal Year 2007.  For fiscal year 2007, the Committee has designated seventeen participants who are eligible for awards under the Equity Plan and has established a target award for each participant.  The Chief Executive Officer and the five other executive officers of the Company are eligible for awards equal to the following maximum percentages of their base salary under the Equity Plan:

Stewart G. MacDonald, Jr., Chairman and CEO	100%
Michael J. Shea, Executive Vice President and Chief Financial Officer	60%
Neil F. MacLellan, III, Executive Vice President, Sales	60%
Todd O. Burger, Executive Vice President, Operations	60%
Robert J. Tuttle, Vice President and Chief Information Officer	60%
Linda A. Serafini, Vice President, General Counsel and Secretary	40%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: March 2, 2007	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President and Chief Financial Officer